EXHIBIT 99.2

March 26, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4 of eWaste Systems, Inc.’s Form 8-K/A Amendment No. 1 dated March 26, 2014, and have the following comments:

1.	We agree with the statements made in the first, second, third, fourth and fifth paragraphs as it pertains to our firm.

2.	We have no basis on which to agree or disagree with any other statements of the Registrant.

Yours truly,

/s/ MaloneBailey, LLP
MaloneBailey, LLP

Houston, Texas